EXHIBIT 10.9

             MODULAR BUILDING CONTRACT DATED AS OF FEBRUARY 6, 2002, AMONG CHEROKEE BANK, N.A. AND BANK & BUSINESS SYSTEMS, INC.

                            =============================
                                   BANK & BUSINESS                  EXHIBIT 10.9
                                    SYSTEMS, INC.
                            =============================

            P. O. BOX 5746 - 210 E. 2ND AVENUE - ROME, GA 30162-5746
                               PHONE: 706-232-2304

                                                   Date  February  6  ,  2002
                                                         -----------------------

The following constitutes a contract between Bank & Business Systems, Inc., a corporation organized under the laws of the State of Georgia, herein known as the Seller, and the Purchaser, as shown below.

The term "Purchaser" used herein shall mean the one to whom a quotation is made by Bank & Business Systems, Inc.

Ship  Via    B&BS           Your  Order  No.                Date
         -----------------                  --------------      ----------------
================================================================================
PURCHASER:  Cherokee  Bank           SHIP TO: Cherokee Bank - Southside Branch
            -----------------------           ----------------------------------
Street::  P  O  Box  4250            Street:
            -----------------------           ----------------------------------
City:  Canton   State:  GA 30114     City:  Canton  State:  GA
      --------        -------------         ------------------------------------
================================================================================
TERMS  --  Net                       DELIVERY  DATE  (Approx.)  45  days
================================================================================


BANK  &  BUSINESS  SYSTEMS  AGREES  TO  FURNISH  TO CHEROKEE BANK THE FOLLOWING:

     A.   One (1) 28 x 70 DCA approved modular
          bank building with two (2) 3.5 ton HVAC
          units - see specifications dated 1/30/02       COST:  $76,745.00
     B.   See  floor  plan  dated  11/26/01  and
          elevation  plan  dated  2/2/02
     C.   Interior Painting - color to be selected       COST  $  3,594.00
     D.   2  x  2  Suspended  Ceiling                    COST:  $  5,739.00
     E.   Exterior  siding to be Hardipanel - Stucco
          Style - color to be selected
     F.   Freight, installation, underpinning -
          included  in  the  above  pricing.

          ADDITIONAL  COSTS:
          1.  Front  Canopy  -  10'  W  x  24"  D
              Sunbrella  Material                        COST:  $2,100.00

          2.  Drive-thru  canopy
              Sunbrella  Material                        COST:  $5,189.00

                        OR

              Dryvit  type  to  match  building          COST:  $9,900.00

================================================================================
ALL PRICES FOB FACTORY OR WAREHOUSE UNLESS OTHERWISE NOTED  TOTAL  86,078.00
----------------------------------------------------------  --------------------
     The  undersigned  purchaser does hereby agree that     PAYABLE AS FOLLOWS:
the equipment mentioned in this order is purchased upon
the  express  condition  that  the  sale  thereof  is       50% upon acceptance
conditional  and  title  thereto  to  remain  in Bank &     40% when building
Business  Systems  until  the  full  purchase  price            ready to ship
specified  herein  is  paid.                                10% at completion
     Property shall not be removed from above premises,
nor sold, rented or encumbered without written consent -------------------- of seller.
     Purchaser shall pay all filing or recording fees and all expenses of reasonable attorney fees or collection costs or expenses of recovering possession in the event of any delinquency or default.
     Purchaser shall bear all risk of loss, damage or destruction and shall at all times keep property insured in favor of seller at expense of buyer to full amount of balance owed.
     Venue of suit, if instituted, shall be in county where seller's office is located.
     In the event of default, delinquency, or other breach of any of the provisions hereof; seller shall have option to declare contract terminated and retake possession of said property whereupon all payments theretofore paid shall remain property of seller as liquidated damages and all interest of purchaser therein or in the property shall terminate and be forfeited; for said purpose purchaser authorizes seller to remove the property from its then location or building without notice and without legal process; or, at seller's option, the full remaining balance may be declared to be immediately due.
     These quotations, unless otherwise expressly stated herein, or withdrawn or changed by us prior to acceptance, are deemed to be withdrawn by us at the end of thirty (30) days from the date hereof unless an order based on this proposal is received by us; but any purchase order submitted to us in response to these quotations, and based thereon, when accepted by us in writing, will constitute a contract which shall not be cancellable by the purchaser, as a whole or in any part, without our written consent thereto, subject, however, to any valid law or regulation of the United States affecting or rendering partially or entirely impossible our performance of such contract.
     This contract, including the conditions and responsibilities set forth hereinafter, contain all express, or implied agreements between the Purchaser and Seller. No oral or other agreements or understandings conflicting with the provisions of this contract shall be of any effect. This contract shall not be effective or binding upon the Seller until signed by one of its duly authorized representatives at its home office. A copy of the contract, when so signed, shall be returned to the Purchaser and this shall constitute acknowledgement and acceptance of the contract.

CONTRACT DATE:                      ACCEPTANCE DATE:
              --------------------                  ----------------------------
PURCHASER:   Cherokee Bank          SELLER:     Bank & Business Systems,  Inc.
          ------------------------         -------------------------------------
By:                                 By:
    ------------------------------     -----------------------------------------
             (SIGNATURE)                             (SIGNATURE)


----------------------------------     -----------------------------------------
               (TITLE)                                (TITLE)

         ORIGINAL - WHITE    FILE COPY - CANARY    CUSTOMER COPY - PINK